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                                                                 EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Parker Drilling Company (the "Company") on Form 10-Q for the three months ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James W. Whalen, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ James W. Whalen
----------------------------
James W. Whalen
Senior Vice President
and Chief Financial Officer


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